                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                   CHAPTER 11

IN RE: ENRON CORP., ET AL., DEBTORS
                                           CASE NOS. 01-16033 THROUGH 01-16046,
                                           01-16048, 01-16076, 01-16078,
                                           01-16080, 01-16109 THROUGH 01-16111,
                                           01-16280, 01-16319, 01-16428 THROUGH
                                           01-16431, 01-16467, 01-16483,
                                           02-10007, 02-10038, 02-10059 THROUGH
                                           02-10061, 02-10132, 02-10232,
                                           02-10252, 02-10346, 02-10464,
                                           02-10613, 02-10632, 02-10743,
                                           02-10747, 02-10748, 02-10751,
                                           02-10755, 02-10757, 02-10760,
                                           02-10761, 02-10764, 02-10766,
                                           02-10939, 02-11123, 02-11239,
                                           02-11242, 02-11267, 02-11268,
                                           02-11272

                                           (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                         THE MONTH ENDED MARCH 31, 2002

DEBTORS' ADDRESS:   Enron Corp. et al.
                    1400 Smith Street
                    Houston, TX 77002

DEBTORS' ATTORNEY:  Weil, Gotshal & Manges LLP
                    767 Fifth Avenue
                    New York, NY 10153

REPORT PREPARER:    Enron Corp. et al.


                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

         The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.


DATE: July 25, 2002                     By:    /s/ Raymond M. Bowen, Jr.
                                           ---------------------------------
                                        Name:  Raymond M. Bowen, Jr.
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR MARCH 2002

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through March 2002 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

o Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank

Table 2 -- Tax Rollforward (Non-Payroll)

o Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that federal and state income taxes are accrued quarterly on a separate company basis ; this report reflects the first quarter's accrual. Currently, entities included in the Enron consolidated tax group are not transferring their tax accrual to Enron Corp. An adjustment is recorded on Enron Corp. to reflect a partial utilization of the Enron Corp. consolidated net operating loss carryforward. Tax deconsolidated entities continue to transfer their tax accrual to/from their parent company.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

o Includes all post-petition payables except those related to commodity trading.

Table 4 -- Receivables Aging - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other accounts and notes receivable that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

o Includes all trade and other receivables except those related to commodity trading and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

o Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty.

Table 7 -- Asset Dispositions

o Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                       For the Month Ended March 31, 2002
                                  (In Millions)

                                                                        Beginning      3rd Party         3rd Party
Debtor Company                                            Case No.       Balance        Receipts       Disbursements
--------------------------------------------              ---------   -------------   -------------    -------------
Enron Metals & Commodity Corp.                             01-16033   $           1   $           2    $          (1)
Enron Corp.                                                01-16034             489              19              (79)
Enron North America Corp.                                  01-16035              39              87              (22)
Enron Power Marketing, Inc.                                01-16036              --              85              (28)
PBOG Corp.                                                 01-16037              --              --               --
Smith Street Land Company                                  01-16038              --              --               --
Enron Broadband Services, Inc.                             01-16039              --               4               (3)
Enron Energy Services Operations, Inc.                     01-16040              --               2              (10)
Enron Energy Marketing Corp.                               01-16041              --              12               (1)
Enron Energy Services, Inc.                                01-16042              17             144              (66)
Enron Energy Services, LLC                                 01-16043              --              --               --
Enron Transportation Services Company                      01-16044              --              --               --
BAM Leasing Company                                        01-16045              --              --               --
ENA Asset Holdings, L.P.                                   01-16046               1              --               --
Enron Gas Liquids, Inc.                                    01-16048              --              --                1
Enron Global Markets LLC                                   01-16076              --              --               --
Enron Net Works L.L.C                                      01-16078              --              --              (11)
Enron Industrial Markets LLC                               01-16080              --              --               (1)
Operational Energy Corp.                                   01-16109              --              --               --
Enron Engineering & Construction Co.                       01-16110               1              --               (1)
Enron Engineering & Operational
  Services Co.                                             01-16111              --              --               --
Garden State Paper Company LLC                             01-16280              --               1               (1)
Palm Beach Development Company, L.L.C                      01-16319              --              --               --
Tenant Services, Inc.                                      01-16428               7              --               --
Enron Energy Information
  Solutions, Inc.                                          01-16429              --              --               --
EESO Merchant Investments, Inc.                            01-16430              --              --               --
Enron Federal Solutions, Inc.                              01-16431              --              --               --
Enron Freight Markets Corp.                                01-16467              --              --                1
Enron Broadband Services, L.P.                             01-16483              --              --               --
Enron Energy Services North America, Inc.                  02-10007              --              --               --
Enron LNG Marketing LLC                                    02-10038              --              --               --
Calypso Pipeline, LLC                                      02-10059              --              --               --
Enron Global LNG LLC                                       02-10060              --              --               --
Enron International Fuel Management Company                02-10061              --              --               --
Enron Natural Gas Marketing Corp.                          02-10132              --              --               --
ENA Upstream Company LLC                                   02-10232              --              --               --
Enron Liquid Fuels, Inc.                                   02-10252              --               1               --
Enron LNG Shipping Company                                 02-10346              --               1               --
Enron Property & Services Corp.                            02-10464              --              --               (1)
Enron Capital & Trade Resources International Corp.        02-10613              17               1               --
Enron Communication Leasing Corp.                          02-10632              --              --               --
Enron Wind Corp.                                           02-10743              70               5               --
Enron Wind Systems, Inc.                                   02-10747               1               3               (4)
Enron Wind Energy Systems Corp.                            02-10748              --              --               --
Enron Wind Maintenance Corp.                               02-10751              --              --               --
Enron Wind Constructors Corp.                              02-10755              --              --               --
EREC Subsidiary I, LLC                                     02-10757              --              --               --
EREC Subsidiary II, LLC                                    02-10760              --              --               --
EREC Subsidiary III, LLC                                   02-10761              --              --               --
EREC Subsidiary IV, LLC                                    02-10764              --              --               --
EREC Subsidiary V, LLC                                     02-10766              --              --               --
Intratex Gas Company                                       02-10939              --              --               --
Enron Processing Properties, Inc.                          02-11123              --              --               --
Enron  Methanol Company                                    02-11239              --              --               --
Enron Ventures Corp.                                       02-11242              --              --               --
Enron Mauritius Company                                    02-11267              --              --               --
Enron India Holding Ltd.                                   02-11268              --              --               --
Offshore Power Production C.V                              02-11272              --              --               --
                                                                      -------------   -------------    -------------
Combined Debtor Entities                                              $         643   $         367    $        (227)
                                                                      =============   =============    =============

                                                     Table 1 continued next page

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                       For the Month Ended March 31, 2002
                                  (In Millions)

                                                                           Net                       Ending
Debtor Company                                             Case No.   Intercompany     Other         Balance
--------------------------------------------               ---------  ------------  ------------  -------------

Enron Metals & Commodity Corp.                             01-16033   $       --    $       --    $        2
Enron Corp.                                                01-16034          (10)           --           419
Enron North America Corp.                                  01-16035           93             2           199
Enron Power Marketing, Inc.                                01-16036          (57)           --            --
PBOG Corp.                                                 01-16037           --            --            --
Smith Street Land Company                                  01-16038           --            --            --
Enron Broadband Services, Inc.                             01-16039            1            --             2
Enron Energy Services Operations, Inc.                     01-16040           10            --             2
Enron Energy Marketing Corp.                               01-16041          (11)           --            --
Enron Energy Services, Inc.                                01-16042            8            --           103
Enron Energy Services, LLC                                 01-16043           --            --            --
Enron Transportation Services Company                      01-16044           --            --            --
BAM Leasing Company                                        01-16045           --            --            --
ENA Asset Holdings, L.P.                                   01-16046           --            --             1
Enron Gas Liquids, Inc.                                    01-16048           (1)           --            --
Enron Global Markets LLC                                   01-16076           --            --            --
Enron Net Works L.L.C                                      01-16078           12            (2)           (1)
Enron Industrial Markets LLC                               01-16080            1            --            --
Operational Energy Corp.                                   01-16109           --            --            --
Enron Engineering & Construction Co.                       01-16110            1            --             1
Enron Engineering & Operational
  Services Co.                                             01-16111           --            --            --
Garden State Paper Company LLC                             01-16280           --            --            --
Palm Beach Development Company, L.L.C                      01-16319           --            --            --
Tenant Services, Inc.                                      01-16428           --            --             7
Enron Energy Information
  Solutions, Inc.                                          01-16429           --            --            --
EESO Merchant Investments, Inc.                            01-16430           --            --            --
Enron Federal Solutions, Inc.                              01-16431           --            --            --
Enron Freight Markets Corp.                                01-16467           (1)           --            --
Enron Broadband Services, L.P.                             01-16483           --            --            --
Enron Energy Services North America, Inc.                  02-10007           --            --            --
Enron LNG Marketing LLC                                    02-10038           --            --            --
Calypso Pipeline, LLC                                      02-10059           --            --            --
Enron Global LNG LLC                                       02-10060           --            --            --
Enron International Fuel Management Company                02-10061           --            --            --
Enron Natural Gas Marketing Corp.                          02-10132           --            --            --
ENA Upstream Company LLC                                   02-10232           --            --            --
Enron Liquid Fuels, Inc.                                   02-10252           (1)           --            --
Enron LNG Shipping Company                                 02-10346           --            --             1
Enron Property & Services Corp.                            02-10464            1            --            --
Enron Capital & Trade Resources International Corp         02-10613          (31)           --           (13)
Enron Communication Leasing Corp.                          02-10632           --            --            --
Enron Wind Corp.                                           02-10743           (3)           --            72
Enron Wind Systems, Inc.                                   02-10747            3            --             3
Enron Wind Energy Systems Corp.                            02-10748           --            --            --
Enron Wind Maintenance Corp.                               02-10751           --            --            --
Enron Wind Constructors Corp.                              02-10755           --            --            --
EREC Subsidiary I, LLC                                     02-10757           --            --            --
EREC Subsidiary II, LLC                                    02-10760           --            --            --
EREC Subsidiary III, LLC                                   02-10761           --            --            --
EREC Subsidiary IV, LLC                                    02-10764           --            --            --
EREC Subsidiary V, LLC                                     02-10766           --            --            --
Intratex Gas Company                                       02-10939           --            --            --
Enron Processing Properties, Inc.                          02-11123           --            --            --
Enron  Methanol Company                                    02-11239           --            --            --
Enron Ventures Corp.                                       02-11242           --            --            --
Enron Mauritius Company                                    02-11267           --            --            --
Enron India Holding Ltd.                                   02-11268           --            --            --
Offshore Power Production C.V                              02-11272           --            --            --
                                                                      ----------    ----------    ----------
Combined Debtor Entities                                              $       15    $       --    $      798
                                                                      ==========    ==========    ==========

                                                    Continued from previous page

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                       For the Month Ended March 31, 2002
                                  (In Millions)

                                                       Beginning                                          (Payments)/    Ending
Debtor Company                                          Case No.    Balance     Accruals    Intercompany    Refunds     Balance
----------------------------------------------------   ---------   ---------    ---------   ------------  ----------   ---------
Enron Metals & Commodity Corp.                          01-16033   $       1    $      --    $      --    $      --    $       1
Enron Corp.                                             01-16034         (50)        (260)          --           --         (310)
Enron North America Corp.                               01-16035          24          171           --           --          195
Enron Power Marketing, Inc.                             01-16036           3          (12)          --           --           (9)
PBOG Corp.                                              01-16037          --           --           --           --           --
Smith Street Land Company                               01-16038           1            3           --           --            4
Enron Broadband Services, Inc.                          01-16039          --          (13)          --           --          (13)
Enron Energy Services Operations, Inc.                  01-16040          (1)         (30)          --           --          (31)
Enron Energy Marketing Corp.                            01-16041          (1)          (4)          --           --           (5)
Enron Energy Services, Inc.                             01-16042          12          152           --           (1)         163
Enron Energy Services, LLC                              01-16043          --           --           --           --           --
Enron Transportation
  Services Company                                      01-16044          --           --           --           --           --
BAM Leasing Company                                     01-16045          --           --           --           --           --
ENA Asset Holdings, L.P.                                01-16046          --           --           --           --           --
Enron Gas Liquids, Inc.                                 01-16048          (1)          --           --           --           (1)
Enron Global Markets LLC                                01-16076           1           (2)          --           --           (1)
Enron Net Works L.L.C                                   01-16078           1           (8)          --           --           (7)
Enron Industrial Markets LLC                            01-16080          --           (1)          --           --           (1)
Operational Energy Corp.                                01-16109          --           --           --           --           --
Enron Engineering &
  Construction Co.                                      01-16110          --            1           --           --            1
Enron Engineering &
  Operational Services Co.                              01-16111          --           --           --           --           --
Garden State Paper Company LLC                          01-16280           2           --           --           --            2
Palm Beach Development Company, L.L.C                   01-16319          --           --           --           --           --
Tenant Services, Inc.                                   01-16428          --           (8)          --           --           (8)
Enron Energy Information Solutions, Inc.                01-16429          --           --           --           --           --
EESO Merchant Investments, Inc.                         01-16430          --           --           --           --           --
Enron Federal Solutions, Inc.                           01-16431          --           --           --           --           --
Enron Freight Markets Corp.                             01-16467          --           --           --           --           --
Enron Broadband Services, L.P.                          01-16483          --           --           --           --           --
Enron Energy Services North America, Inc.               02-10007           1           --           --           --            1
Enron LNG Marketing LLC                                 02-10038          --           --           --           --           --
Calypso Pipeline, LLC                                   02-10059          --           --           --           --           --
Enron Global LNG LLC                                    02-10060          --           --           --           --           --
Enron International Fuel Management Company             02-10061          --           --           --           --           --
Enron Natural Gas Marketing Corp.                       02-10132           3           --           --           --            3
ENA Upstream Company LLC                                02-10232          --           --           --           --           --
Enron Liquid Fuels, Inc.                                02-10252          (1)          (1)          --           --           (2)
Enron LNG Shipping Company                              02-10346          --           --           --           --           --
Enron Property & Services Corp.                         02-10464          --           (1)          --           --           (1)
Enron Capital & Trade Resources
  International Corp.                                   02-10613          --           12           --           --           12
Enron Communication Leasing Corp.                       02-10632           2           (1)          --           --            1
Enron Wind Corp.                                        02-10743           1           --           --           --            1
Enron Wind Systems, Inc.                                02-10747          --           (4)           4           --           --
Enron Wind Energy Systems Corp.                         02-10748          --           (1)           1           --           --
Enron Wind Maintenance Corp.                            02-10751          --           --           --           --           --
Enron Wind Constructors Corp.                           02-10755          --           (4)           4           --           --
EREC Subsidiary I, LLC                                  02-10757          --           --           --           --           --
EREC Subsidiary II, LLC                                 02-10760          --           --           --           --           --
EREC Subsidiary III, LLC                                02-10761          --           --           --           --           --
EREC Subsidiary IV, LLC                                 02-10764          --           --           --           --           --
EREC Subsidiary V, LLC                                  02-10766          --           --           --           --           --
Intratex Gas Company                                    02-10939          --           --           --           --           --
Enron Processing Properties, Inc.                       02-11123          --           --           --           --           --
Enron  Methanol Company                                 02-11239          --           (1)          --           --           (1)
Enron Ventures Corp.                                    02-11242          --           --           --           --           --
Enron Mauritius Company                                 02-11267          --           --           --           --           --
Enron India Holding Ltd.                                02-11268          --           --           --           --           --
Offshore Power Production C.V                           02-11272          --           --           --           --           --
                                                                   ---------    ---------    ---------    ---------    ---------
Combined Debtor Entities                                           $      (2)   $     (12)   $       9    $      (1)   $      (6)
                                                                   =========    =========    =========    =========    =========

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                              As of March 31, 2002
                                  (In Millions)

                                                              Current
Debtor Company                                    Case No.     1-30        31-60       61-90       91 +         Total
----------------------------------------------   ---------   ---------   ---------   ---------   ---------    ---------
Enron Metals & Commodity Corp.                    01-16033   $      --   $      --   $      --   $      --    $      --
Enron Corp.                                       01-16034           2           5           7          12           26
Enron North America Corp.                         01-16035          --          37           3          40
Enron Power Marketing, Inc.                       01-16036          --          --          --           1            1
PBOG Corp.                                        01-16037          --          --          --          --           --
Smith Street Land Company                         01-16038          --          --          --          --           --
Enron Broadband Services, Inc.                    01-16039          --          --          --          --           --
Enron Energy Services Operations, Inc.            01-16040          --           1          --           3            4
Enron Energy Marketing Corp.                      01-16041          --          --          --          --           --
Enron Energy Services, Inc.                       01-16042          --          --          --          --           --
Enron Energy Services, LLC                        01-16043          --          --          --          --           --
Enron Transportation Services Company             01-16044          --          --          --          --           --
BAM Leasing Company                               01-16045          --          --          --          --           --
ENA Asset Holdings, L.P.                          01-16046          --          --          --          --           --
Enron Gas Liquids, Inc.                           01-16048          --          --          --          --           --
Enron Global Markets LLC                          01-16076          --          --          --          --           --
Enron Net Works L.L.C                             01-16078           7          --          --          --            7
Enron Industrial Markets LLC                      01-16080          --          --          --          --           --
Operational Energy Corp.                          01-16109          --          --          --          --           --
Enron Engineering & Construction Co.              01-16110          --          --          --           1            1
Enron Engineering & Operational Services Co.      01-16111          --          --          --          --           --
Garden State Paper Company LLC                    01-16280          --          --          --          --           --
Palm Beach Development Company, L.L.C             01-16319          --          --          --          --           --
Tenant Services, Inc.                             01-16428          --          --          --          --           --
Enron Energy Information Solutions, Inc.          01-16429          --          --          --          --           --
EESO Merchant Investments, Inc.                   01-16430          --          --          --          --           --
Enron Federal Solutions, Inc.                     01-16431          --          --          --          --           --
Enron Freight Markets Corp.                       01-16467          --          --          --          --           --
Enron Broadband Services, L.P.                    01-16483          --          --          --          --           --
Enron Energy Services North America, Inc.         02-10007          --          --          --          --           --
Enron LNG Marketing LLC                           02-10038          --          --          --          --           --
Calypso Pipeline, LLC                             02-10059          --          --          --          --           --
Enron Global LNG LLC                              02-10060          --          --          --          --           --
Enron International Fuel Management Company       02-10061          --          --          --          --           --
Enron Natural Gas Marketing Corp.                 02-10132          --          --          --          15           15
ENA Upstream Company LLC                          02-10232          --          --          --          --           --
Enron Liquid Fuels, Inc.                          02-10252          --          --          --          --           --
Enron LNG Shipping Company                        02-10346          --          --          --          --           --
Enron Property & Services Corp.                   02-10464          --          --          --          --           --
Enron Capital & Trade Resources
  International Corp.                             02-10613          --          --          --          --           --
Enron Communication Leasing Corp.                 02-10632          --          --          --          --           --
Enron Wind Corp.                                  02-10743          --          --          --          --           --
Enron Wind Systems, Inc.                          02-10747          --          --          --          (1)          (1)
Enron Wind Energy Systems Corp.                   02-10748          --          --          --           2            2
Enron Wind Maintenance Corp.                      02-10751          --          --          --          --           --
Enron Wind Constructors Corp.                     02-10755          --          --          --           1            1
EREC Subsidiary I, LLC                            02-10757          --          --          --          --           --
EREC Subsidiary II, LLC                           02-10760          --          --          --          --           --
EREC Subsidiary III, LLC                          02-10761          --          --          --          --           --
EREC Subsidiary IV, LLC                           02-10764          --          --          --          --           --
EREC Subsidiary V, LLC                            02-10766          --          --          --          --           --
Intratex Gas Company                              02-10939          --          --          --          --           --
Enron Processing Properties, Inc.                 02-11123          --          --          --          --           --
Enron  Methanol Company                           02-11239          --          --          --          --           --
Enron Ventures Corp.                              02-11242          --          --          --          --           --
Enron Mauritius Company                           02-11267          --          --          --          --           --
Enron India Holding Ltd.                          02-11268          --          --          --          --           --
Offshore Power Production C.V                     02-11272          --          --          --          --           --
                                                             ---------   ---------   ---------   ---------    ---------
Combined Debtor Entities                                     $       9   $       6   $      44   $      37    $      96
                                                             =========   =========   =========   =========    =========

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                              As of March 31, 2002
                                  (In Millions)

                                                             Current
Debtor Company                                   Case No.      1-30      31-60         61-90        91+        Other        Total
---------------------------------------------   ---------   ---------   ---------    ---------   ---------   ---------    ---------
Enron Metals & Commodity Corp.                   01-16033   $      --   $      --    $      --   $      --   $       1    $       1
Enron Corp.                                      01-16034           5           6            6         444          --          461
Enron North America Corp.                        01-16035           2          (1)          23          12          --           36
Enron Power Marketing, Inc.                      01-16036          --          --           --          --          --           --
PBOG Corp.                                       01-16037          --          --           --          --          --           --
Smith Street Land Company                        01-16038          --          --           --          --          --           --
Enron Broadband Services, Inc.                   01-16039          --          --            1          15         205          221
Enron Energy Services Operations, Inc.           01-16040          --          --           --          --          19           19
Enron Energy Marketing Corp.                     01-16041          --          --           --          --          --           --
Enron Energy Services, Inc.                      01-16042          --          --           --          --          19           19
Enron Energy Services, LLC                       01-16043          --          --           --          --           4            4
Enron Transportation Services Company            01-16044          --          --           --           1          --            1
BAM Leasing Company                              01-16045          --          --           --          --          --           --
ENA Asset Holdings, L.P.                         01-16046          --          --           --          41          --           41
Enron Gas Liquids, Inc.                          01-16048          --          --           --          --          --           --
Enron Global Markets LLC                         01-16076          --          --           --          --          --           --
Enron Net Works L.L.C                            01-16078           1          --           --           1           1            3
Enron Industrial Markets LLC                     01-16080          --          --           --          --          --           --
Operational Energy Corp.                         01-16109          --          --           --           1          --            1
Enron Engineering & Construction Co.             01-16110          --          --           --           4          --            4
Enron Engineering & Operational
 Services Co.                                    01-16111          --          --           --          --          --           --
Garden State Paper Company LLC                   01-16280          --          --           --          --           5            5
Palm Beach Development Company, L.L.C            01-16319          --          --           --          --          --           --
Tenant Services, Inc.                            01-16428          --          --           --          --          --           --
Enron Energy Information
 Solutions, Inc.                                 01-16429          --          --           --          --          --           --
EESO Merchant Investments, Inc.                  01-16430          --          --           --          --          --           --
Enron Federal Solutions, Inc.                    01-16431          --          --           --          --           6            6
Enron Freight Markets Corp.                      01-16467          --          --           --          --          --           --
Enron Broadband Services, L.P.                   01-16483          --          --            1           2          --            3
Enron Energy Services North America, Inc.        02-10007          --          --           --          10          (1)           9
Enron LNG Marketing LLC                          02-10038          --          --           --          --          --           --
Calypso Pipeline, LLC                            02-10059          --          --           --          --          --           --
Enron Global LNG LLC                             02-10060          --          --           --          --          --           --
Enron International Fuel Management Company      02-10061          --          --           --          --          --           --
Enron Natural Gas Marketing Corp.                02-10132          --          --           --          --          --           --
ENA Upstream Company LLC                         02-10232          --          --           --          --          --           --
Enron Liquid Fuels, Inc.                         02-10252          --          --           --          --          --           --
Enron LNG Shipping Company                       02-10346          --          --           --          --          --           --
Enron Property & Services Corp                   02-10464          --          --           --           5          --            5
Enron Capital & Trade Resources
 International Corp                              02-10613          --          --           --          --           3            3
Enron Communication Leasing Corp                 02-10632          --          --           --          --          --           --
Enron Wind Corp                                  02-10743          --          --           --          --          --           --
Enron Wind Systems, Inc.                         02-10747           3          --            1           2          --            6
Enron Wind Energy Systems Corp.                  02-10748          --           2           --          --          --            2
Enron Wind Maintenance Corp.                     02-10751           1          --            4          20          --           25
Enron Wind Constructors Corp.                    02-10755          --          --           --          --          --           --
EREC Subsidiary I, LLC                           02-10757          --          --           --          --          --           --
EREC Subsidiary II, LLC                          02-10760          --          --           --          --          --           --
EREC Subsidiary III, LLC                         02-10761          --          --           --          --          --           --
EREC Subsidiary IV, LLC                          02-10764          --          --           --          --          --           --
EREC Subsidiary V, LLC                           02-10766          --          --           --          --          --           --
Intratex Gas Company                             02-10939          --          --           --          --          --           --
Enron Processing Properties, Inc.                02-11123          --          --           --          --          --           --
Enron Methanol Company                           02-11239          --          --           --          --          --           --
Enron Ventures Corp.                             02-11242          --          --           --          --          --           --
Enron Mauritius Company                          02-11267          --          --           --          --          --           --
Enron India Holding Ltd.                         02-11268          --          --           --          --          --           --
Offshore Power Production C.V                    02-11272          --          --           --          --          --           --
                                                            ---------   ---------    ---------   ---------   ---------    ---------
Combined Debtor Entities                                    $      12   $       7    $      36   $     558   $     262    $     875
                                                            =========   =========    =========   =========   =========    =========

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                       For the Month Ended March 31, 2002
                                  (In Millions)

                                                            Beginning                 Payments       Other        Ending
Debtor Company                                   Case No.    Balance     Billings     Received     Adjustments    Balance
---------------------------------------------   ---------   ---------    ---------    ---------    -----------   ---------
Enron Metals & Commodity Corp.                   01-16033   $       1    $      --    $      --    $      --    $       1
Enron Corp.                                      01-16034         330            5           (1)         127          461
Enron North America Corp.                        01-16035          35            2           (1)          --           36
Enron Power Marketing, Inc.                      01-16036          --           --           --           --           --
PBOG Corp.                                       01-16037          --           --           --           --           --
Smith Street Land Company                        01-16038          --           --           --           --           --
Enron Broadband Services, Inc.                   01-16039         224           --           (3)          --          221
Enron Energy Services Operations, Inc.           01-16040          (2)          --           --           21           19
Enron Energy Marketing Corp.                     01-16041          --           --           --           --           --
Enron Energy Services, Inc.                      01-16042          19           --           --           --           19
Enron Energy Services, LLC                       01-16043           4           --           --           --            4
Enron Transportation Services Company            01-16044           1           --           --           --            1
BAM Leasing Company                              01-16045          --           --           --           --           --
ENA Asset Holdings, L.P.                         01-16046          41           --           --           --           41
Enron Gas Liquids, Inc.                          01-16048          --           --           --           --           --
Enron Global Markets LLC                         01-16076          --           --           --           --           --
Enron Net Works L.L.C                            01-16078           3            1           --           (1)           3
Enron Industrial Markets LLC                     01-16080          --           --           --           --           --
Operational Energy Corp.                         01-16109           1           --           --           --            1
Enron Engineering & Construction Co.             01-16110           5           --           (1)          --            4
Enron Engineering & Operational
 Services Co.                                    01-16111          --           --           --           --           --
Garden State Paper Company LLC                   01-16280           5           --           --           --            5
Palm Beach Development Company, L.L.C            01-16319          --           --           --           --           --
Tenant Services, Inc.                            01-16428          --           --           --           --           --
Enron Energy Information
 Solutions, Inc.                                 01-16429          --           --           --           --           --
EESO Merchant Investments, Inc.                  01-16430          --           --           --           --           --
Enron Federal Solutions, Inc.                    01-16431           5           --           --            1            6
Enron Freight Markets Corp.                      01-16467          --           --           --           --           --
Enron Broadband Services, L.P.                   01-16483           3           --           --           --            3
Enron Energy Services North America, Inc.        02-10007           9           --           --           --            9
Enron LNG Marketing LLC                          02-10038          --           --           --           --           --
Calypso Pipeline, LLC                            02-10059          --           --           --           --           --
Enron Global LNG LLC                             02-10060          --           --           --           --           --
Enron International Fuel Management Company      02-10061          --           --           --           --           --
Enron Natural Gas Marketing Corp.                02-10132          --           --           --           --           --
ENA Upstream Company LLC                         02-10232          --           --           --           --           --
Enron Liquid Fuels, Inc.                         02-10252          --           --           --           --           --
Enron LNG Shipping Company                       02-10346          --           --           --           --           --
Enron Property & Services Corp                   02-10464           1           --           --            4            5
Enron Capital & Trade Resources
   International Corp                            02-10613           3           --           --           --            3
Enron Communication Leasing Corp                 02-10632          --           --           --           --           --
Enron Wind Corp                                  02-10743          --           --           --           --           --
Enron Wind Systems, Inc.                         02-10747           6           --           --           --            6
Enron Wind Energy Systems Corp.                  02-10748           3           --           (1)          --            2
Enron Wind Maintenance Corp.                     02-10751          24            1           --           --           25
Enron Wind Constructors Corp.                    02-10755          --           --           --           --           --
EREC Subsidiary I, LLC                           02-10757          --           --           --           --           --
EREC Subsidiary II, LLC                          02-10760          --           --           --           --           --
EREC Subsidiary III, LLC                         02-10761          --           --           --           --           --
EREC Subsidiary IV, LLC                          02-10764          --           --           --           --           --
EREC Subsidiary V, LLC                           02-10766          --           --           --           --           --
Intratex Gas Company                             02-10939          --           --           --           --           --
Enron Processing Properties, Inc.                02-11123          --           --           --           --           --
Enron Methanol Company                           02-11239          --           --           --           --           --
Enron Ventures Corp.                             02-11242          --           --           --           --           --
Enron Mauritius Company                          02-11267          --           --           --           --           --
Enron India Holding Ltd.                         02-11268          --           --           --           --           --
Offshore Power Production C.V                    02-11272          --           --           --           --           --
                                                            ---------    ---------    ---------    ---------    ---------
Combined Debtor Entities                                    $     721    $       9    $      (7)   $     152    $     875
                                                            =========    =========    =========    =========    =========

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                              As of March 31, 2002
                                  (In Millions)

Debtor Company                                   Case No.   Receivables  Payables
---------------------------------------------   ---------   -----------  ---------
Enron Metals & Commodity Corp.                   01-16033   $      42    $      14
Enron Corp.                                      01-16034          --           --
Enron North America Corp.                        01-16035       1,343        1,999
Enron Power Marketing, Inc.                      01-16036         216          524
PBOG Corp.                                       01-16037          --           --
Smith Street Land Company                        01-16038          --           --
Enron Broadband Services, Inc.                   01-16039          --           --
Enron Energy Services Operations, Inc.           01-16040         210          227
Enron Energy Marketing Corp.                     01-16041         204           30
Enron Energy Services, Inc.                      01-16042         856          224
Enron Energy Services, LLC                       01-16043          --           --
Enron Transportation Services Company            01-16044          --           --
BAM Leasing Company                              01-16045          --           --
ENA Asset Holdings, L.P.                         01-16046          --           --
Enron Gas Liquids, Inc.                          01-16048          29           40
Enron Global Markets LLC                         01-16076          --           --
Enron Net Works L.L.C                            01-16078          --           --
Enron Industrial Markets LLC                     01-16080          --           --
Operational Energy Corp.                         01-16109          --           --
Enron Engineering & Construction Co.             01-16110          --           --
Enron Engineering & Operational
  Services Co.                                   01-16111          --           --
Garden State Paper Company LLC                   01-16280           6           29
Palm Beach Development Company, L.L.C            01-16319          --           --
Tenant Services, Inc.                            01-16428          (6)          28
Enron Energy Information
  Solutions, Inc.                                01-16429          --           --
EESO Merchant Investments, Inc.                  01-16430          --           --
Enron Federal Solutions, Inc.                    01-16431          --           --
Enron Freight Markets Corp.                      01-16467           6            4
Enron Broadband Services, L.P.                   01-16483          --           --
Enron Energy Services North America, Inc.        02-10007          --           --
Enron LNG Marketing LLC                          02-10038          --           --
Calypso Pipeline, LLC                            02-10059          --           --
Enron Global LNG LLC                             02-10060          --           --
Enron International Fuel Management Company      02-10061          --           --
Enron Natural Gas Marketing Corp.                02-10132          --           --
ENA Upstream Company LLC                         02-10232          31           67
Enron Liquid Fuels, Inc.                         02-10252          20           25
Enron LNG Shipping Company                       02-10346           1           --
Enron Property & Services Corp                   02-10464          --           --
Enron Capital & Trade Resources
   International Corp                            02-10613          75           68
Enron Communication Leasing Corp                 02-10632          --           --
Enron Wind Corp                                  02-10743          --           --
Enron Wind Systems, Inc.                         02-10747          --           --
Enron Wind Energy Systems Corp.                  02-10748          --           --
Enron Wind Maintenance Corp.                     02-10751          --           --
Enron Wind Constructors Corp.                    02-10755          --           --
EREC Subsidiary I, LLC                           02-10757          --           --
EREC Subsidiary II, LLC                          02-10760          --           --
EREC Subsidiary III, LLC                         02-10761          --           --
EREC Subsidiary IV, LLC                          02-10764          --           --
EREC Subsidiary V, LLC                           02-10766          --           --
Intratex Gas Company                             02-10939          --           --
Enron Processing Properties, Inc.                02-11123          --           --
Enron Methanol Company                           02-11239          --           --
Enron Ventures Corp.                             02-11242          --           --
Enron Mauritius Company                          02-11267          --           --
Enron India Holding Ltd.                         02-11268          --           --
Offshore Power Production C.V                    02-11272          --           --
                                                            ---------    ---------
Combined Debtor Entities                                    $   3,033    $   3,279
                                                            =========    =========

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                       For the Month Ended March 31, 2002
                                  (In Millions)

                                                                        Asset                       Book
Company                                  Date Closed                Description                     Value       Proceeds
--------------------------------------   -----------   ----------------------------------------    --------     --------

Debtor Companies

None


Non-Debtor Companies

ECT Merchant Investments Corp.              3/13/02     Warrants of Applied Terravision System     $      2     $      1

Enron International Power Barge Ltd.        3/20/02     Two power barges and one fuel barge        $     14     $      8

Enron MW, L.L.C                             3/22/02     Investment in Enovate                      $     --     $      1*

*Subject to post-closing purchase price adjustment.